Marketable securities - Marketable Securities and Bank Interest (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Marketable securities.
Net realized gains/(losses) on disposal	$ (415)	$ (1,647)	$ (3,760)
Changes in fair value	6,185	(9,682)	1,919
Interest and dividend income	2,453	2,812	2,615
Bank interest	3,985	773	1,091
Total marketable securities income/(loss) and bank interest	$ 12,208	$ (7,744)	$ 1,865